UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 15, 2003

CHYRON CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

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Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Chyron Corporation dated May 14, 2003.

Item 9. Regulation FD Disclosure (this relates to Item 12, "Results of Operations and

Financial Condition" only)

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 14, 2003, Chyron Corporation issued a press release announcing its results of operations for the three months ended, and financial condition as of, March 31, 2003. A copy of the press release, including its Condensed Consolidated Statements of Operations (Unaudited) for the three months ended March 31, 2003 and 2002, and Condensed Consolidated Balance Sheets (Unaudited) at March 31, 2003 and December 31, 2002, is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

99.1	Press Release, dated May 14, 2003.

Date: May 15, 2003